STATE OF NEVADA

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read Instructions Attached Before Completing This Form.

(This certificate is presented for filing pursuant to Chapter 88 of NRS.)
—MUST BE SUBMITTED IN DUPLICATE—

Type or Print

1. Name of Limited Partnership: *(Must contain the words Limited Partnership.)*
New Gaming Capital Partnership, a Nevada Limited Partnership

2. Street address of records office in Nevada:	City and State	Zip Code
128 E. Fremont Street	Las Vegas	89101

516728

3. Name and street address of Agent for Service of Process:

Name New Gaming Capital Corporation, a Nevada corporation

Address One E. First Street

City Reno NEVADA Zip Code 89501

4. Name and address of each general partner. *(Use continuation sheet if necessary.)*

a. New Gaming Capital Corporation, One E. First Street, Reno, Nevada 89501

b.

c.

5. Latest date upon which limited partnership is to dissolve:
50 years after the date of filing this Certificate

6. Any other matters the general partners desire to include in this certificate may be noted on separate pages and incorporated by reference herein is a part of this certificate.

Number of pages attached: 0

7. It is hereby declared that I am (we are) the person(s) who executed this Certificate of Limited Partnership, which execution is my (our) act and deed: *(See Instructions.)*

NEW GAMING CAPITAL CORPORATION,
a Nevada corporation

General Partner	Date	General Partner	Date
By: Peri Cope (signature) General Partner / Peri Cope, Secretary-Treasurer	Date	General Partner	Date
General Partner	Date	General Partner	Date

Form LP-1—FILING FEE: $75.00. *(Approved by the Secretary of State.)*

8. RETURN ACKNOWLEDGMENT TO:

NAME Jeffrey L. DuRocher
ADDRESS Riordan & McKinzie
CITY 300 S. Grand Ave., 29th Floor
STATE Los Angeles, CA 90071
ZIP CODE

9. This space for Filing Officer use. *(Date of Filing.)*

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 02 1994

CHERYL A. LAU SECRETARY OF STATE

No. 272-94

REC# L 4699

STATE OF NEVADA

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form.

(This Amendment is presented for filing pursuant to Chapter 88 of NRS.)
—MUST BE SUBMITTED IN DUPLICATE—

1. Secretary of State File No. *(Original Certificate)*:	2. Secretary of State File Date:
LP 2721994	March 1, 1994

3. Name of Limited Partnership:
New Gaming Capital Partnership, a Nevada limited partnership

4.

The Certificate of Limited Partnership Is Amended as Follows:

A. The Limited Partnership name is changed to *(Must contain the words "Limited Partnership")*:

B. The street address of the records office in Nevada is changed to:

Street City State Zip

C. The address of the following general partner(s) is changed to *(Continue on separate page if necessary)*:

Name Street City State Zip

D. The following general partner(s) has (have) withdrawn *(Continue on separate page if necessary)*:

Name	Street	City	State	Zip
New Gaming Capital Corporation	One East First Street	Reno	NV	89501

E. Indicate how the continuation of the business under NRS 88.550 will occur after an event of withdrawal of a general partner.

F. The following general partner(s) has (have) been added *(Continue on separate page if necessary)*:

Name	Street	City	State	Zip
Horseshoe GP, Inc.	330 South Fourth Street	Las Vegas	NV	89101

G. The latest date upon which the limited partnership is to dissolve has been changed to:

H. Other matters included in the Certificate of Limited Partnership are amended as indicated on the attached pages(s).

5. It is hereby declared that I am (we are) the person(s) who executed this amendment to the identified Certificate of Limited Partnership, which execution is my (our) act and deed *(See instruction)*.

New Gaming Capital Corporation
By: 10/10/95
Signature of General Partner Date Signature of General Partner Date
Jack B. Binion, President

Signature of General Partner Date Signature of General Partner Date
Horseshoe GP, Inc.
By: 10/10/95
Signature of General Partner Date Signature of General Partner Date
Jack B. Binion, President

Form LP-2—FILING FEE: $75.00. *(Approved by the Secretary of State.)*

6. RETURN ACKNOWLEDGMENT TO:

NAME
ADDRESS
CITY
STATE
ZIP CODE

7. Filing Officer use only.

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 10 1995

No. 272-94

DEAN HELLER, SECRETARY OF STATE